Land Acquisition	12 Months Ended
Dec. 31, 2011
Land Acquisition [Abstract]
Land Acquisition

NOTE 5 – LAND ACQUISITION

          A mining agreement dated January 1, 1959, with U.S. Steel Corporation provides that one-half of annual earned royalties, after satisfaction of minimum royalty payments, shall be applied, in lieu of royalty payments, to reimburse the lessee for a portion of its cost of acquisition of surface lands overlying the leased mineral deposits, which surface lands are then conveyed to the Trustees (see Note 4). The costs of surface lands acquired to facilitate the mining operations amounted to $352,650, $0 and $60,000 for the years 2011, 2010 and 2009, respectively. There are surface lands yet to be purchased, the costs of which are yet unknown and will not be known until the actual purchases are made.